SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2004

HOLLY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-03876 (Commission File Number)	75-1056913 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)		75201-6927 (Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

     Attached as an exhibit hereto and incorporated herein by reference in its entirety is the press release, attached hereto as Exhibit 99.1, issued by Holly Corporation (the “Company”) on January 15, 2004, announcing that the trial in the pending litigation between the Company and Frontier Oil Corporation has been rescheduled to begin on February 23, 2004.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

     99.1     —      Press Release of the Company issued January 15, 2004.*

*	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION

	By	/s/ Stephen J. McDonnell

Stephen J. McDonnell
Vice President & Chief Financial Officer
Date: January 16, 2004

EXHIBIT INDEX

Exhibit
Number		Exhibit Title

99.1	—	Press Release of the Company issued January 15, 2004.